UNIONBANCORP, INC.



                                 CODE OF ETHICS














December, 2003
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UnionBancorp, Inc.
Code of Ethics
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                                  INTRODUCTION


The Code of Ethics which follows has been adopted by the Board of Directors of UnionBancorp, Inc. and its subsidiaries (collectively referred to as "UnionBancorp"). The Code is intended to provide guidance to the directors, officers and employees concerning their personal and professional ethics. It is not intended to be all inclusive nor is it intended to limit personal activities.

The Code should be read and an attempt be made to understand not only the letter but the intent of the code. When faced with a confusing situation, guidance may be sought from your immediate supervisor or a member of Human Resources.


                       ----------------------------------
                               Dewey R. Yaeger
                               President & CEO
                               UnionBancorp, Inc.


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                                      INDEX


Policy                                                               Page Number
------                                                               -----------

CE.000        General Philosophy......................................... 4
CE.001        Bank Bribery Act........................................... 6
CE.010        Compliance Certification................................... 7
CE.020        Confidential Information................................... 8
CE.030        Conflicts of Interest...................................... 9
CE.040        Directors' Code of Ethics..................................10
CE.050        Dishonesty.................................................11
CE.060        Gifts, Fees, Legacies and Investments......................12
CE.070        Outside Employment & Business Interests....................13
CE.080        Political Activity.........................................14
CE.090        Recordkeeping..............................................15
CE.100        Soft Dollar Arrangement....................................16
CE.110        Undue Influence............................................17
CE.120        Insider Trading............................................18
CE.130        Extension of Credit........................................19
CE.140        Fair Dealing...............................................20
CE.150        Protection and Proper Use of Company Property..............21
CE.160        Compliance With Laws, Rules and Regulation.................22
CE.170        Reporting of Illegal or Unethical Behavior.................23
CE.180        Administration and Waiver of Code of Ethics................24
CE.190        Misleading Financial Information...........................25
CE.200        Special Rules That Apply to Investment Officers............26
CE.210        Senior Financial Officers' Code of Ethics..................27

Code of Ethics Employee Acknowledgement Form
Investment Officer Code of Conduct Statement


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                                       -----------------------------------------

                                       Policy No.      CE.000
                                       -----------------------------------------

                                       Subject         General Philosophy
                                       -----------------------------------------

                                       Effective       March 31, 2003
                                       -----------------------------------------

                                       Revised         December 18, 2003
                                       -----------------------------------------



                                GENERAL PHILOSOPY

UnionBancorp strictly forbids any employee, officer, director, agent, or attorney of this Company to solicit for themselves or a third party anything of value from anyone in return for any business, service, or confidential information of the Company. Similarly, it is forbidden for a person associated with the Company to accept anything of value from anyone in connection with the business of the Company, either before or after a transaction is discussed or consummated. Furthermore, if any individual is offered something of value from a customer beyond what is expressly authorized in this policy statement, that individual must disclose the facts of the offer to Human Resources immediately.

Title 18 U.S. Code, Section 215, makes it a criminal offense for any UnionBancorp employee to corruptly:

o Solicit for himself or herself or for a third party anything of value from anyone in return for any business, service or confidential information of UnionBancorp; or
o Accept anything of value (other than normal authorized compensation) from anyone in connection with the business of UnionBancorp, either before or after a transaction is discussed or consummated.

Employees, officers and directors are prohibited from:

o Personally benefiting from opportunities that are discovered through the use of UnionBancorp property, contacts, information or position.
o Accepting employment or engaging in a business (including consulting or similar arrangements) that may conflict with the performance of your duties or UnionBancorp's interest.
o Soliciting, demanding, accepting or agreeing to accept anything of value from any person in conjunction with the performance of your employment or duties at UnionBancorp.
o Acting on behalf of UnionBancorp in any transaction in which you or your immediate family has a significant direct or indirect financial interest.

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                                       Policy No.      CE.000
                                       -----------------------------------------

                                       Subject         General Philosophy
                                       -----------------------------------------

                                       Page            2
                                       -----------------------------------------


There are certain situations in which you may accept a personal benefit from someone with whom you transact business such as:

o Accepting a gift in recognition of a commonly recognized event or occasion (such as a promotion, new job, wedding, retirement or holiday). An award in recognition of service and accomplishment may also be accepted without violating these guidelines so long as the gift does not exceed $100 from any one individual in any calendar year.
o Accepting something of value if the benefit is available to the general public under the same conditions on which it is available to you.
o Accepting meals, refreshments, travel arrangements and accommodations and entertainment of reasonable value in the course of a meeting or other occasion to conduct business.
o Foster business relations if the expense would be reimbursed by UnionBancorp as a business expense if the other party did not pay for it.

This Code of Ethics:

o Requires the highest standards for honest and ethical conduct, including proper and ethical procedures for dealing with actual or apparent conflicts of interest between personal and professional relationships.
o Requires full, fair, accurate, timely and understandable disclosure in the periodic reports required to be filed by UnionBancorp with governmental and regulatory agencies.
o        Requires compliance with applicable laws, rules and regulations.
o Addresses potential or apparent conflicts of interest and provides guidance for employees, officers and directors to communicate those conflicts to UnionBancorp.
o Addresses misuse or misapplication of UnionBancorp property and corporate opportunities.
o Requires the highest level of confidentiality and fair dealing within and outside the UnionBancorp environment.
o        Requires reporting of any illegal behavior.

If anything prescribed herein will cause you difficulty, you should discuss the problem with Human Resources. Until a written waiver has been granted by Human Resources, we expect each of our directors, officers, and employees to comply with this statement of Company policy.

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                                       -----------------------------------------

                                       Policy No.      CE.001
                                       -----------------------------------------

                                       Subject         Bank Bribery Act
                                       -----------------------------------------

                                       Effective       January 20, 1997
                                       -----------------------------------------

                                       Revised         March 31, 2003
                                       -----------------------------------------



                                BANK BRIBERY ACT


The Bank Bribery Act provides in part that:

1. Whoever corruptly gives, offers or promises anything of value to any person, with intent to influence or reward an officer, director, employee, agent or attorney of a financial institution in connection with any business or transaction of such institution; or

2. An officer, director, employee, agent or attorney of a financial institution, corruptly solicits or demands for the benefit of any person, or corruptly accepts or agrees to accept anything of value from any person, intending to be influenced or rewarded in connection with any business or transaction of such institution shall be guilty of an offense.

         Whoever commits the violation will be fined not more than the greater of $1,000,000 or three times the value of the item received, offered, etc. and/or imprisoned for not more than 30 years. If the value of the item received, offered, etc. does not exceed $100, the fine will be not more than $1,000 and/or imprisonment for not more than 1 year.

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                                       Policy No.      CE.010
                                       -----------------------------------------

                                       Subject         Compliance Certification
                                       -----------------------------------------

                                       Effective       January 20, 1997
                                       -----------------------------------------

                                       Revised         March 31, 2003
                                       -----------------------------------------



                            COMPLIANCE CERTIFICATION


UnionBancorp asks that all directors and employees annually sign a certificate attesting to compliance with this policy statement. The blank form used for this purpose appears on the last page of this Code of Ethics.

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                                       Policy No.      CE.020
                                       -----------------------------------------

                                       Subject         Confidential Information
                                       -----------------------------------------

                                       Effective       January 20, 1997
                                       -----------------------------------------

                                       Revised         December 18, 2003
                                       -----------------------------------------



                            CONFIDENTIAL INFORMATION


In the course of performing normal duties, UnionBancorp employees acquire confidential (including but not limited to information about customer finances, the business strategies and/or plans of the company or other data acquired through affiliation with the organization) information considered to be extremely sensitive. This information shall not be revealed to unauthorized persons nor shall customers' finances be discussed with others within the organization unless their duties require the information. Information about customers can be released only when authorized by the customer or subpoenaed by a court, the IRS or appropriate authorities. The information released must be accurate and within the confines of the release-authorizing document.


UnionBancorp recognizes the importance and duty to protect the confidential and private nature of customers' financial and personal information.

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                                       Policy No.      CE.030
                                       -----------------------------------------

                                       Subject         Conflicts of Interest
                                       -----------------------------------------

                                       Effective       January 20, 1997
                                       -----------------------------------------

                                       Revised         December 18, 2003
                                       -----------------------------------------



                              CONFLICTS OF INTEREST


Confidential information about UnionBancorp's customers that reflects favorably or adversely on the investment value of any business enterprise is "insider" information. It should not be used for personal investment advantage or provided to others for their investment advantage. A UnionBancorp employee should not represent UnionBancorp in any transaction where he or she has a material connection or a financial interest. Examples of material connections would include relatives or personal friends - whether the transaction involves them as individuals or as principals in a firm doing business with UnionBancorp. An example of a financial interest would be an employee's involvement as a proprietor, partner or joint venturer in a firm doing business with UnionBancorp.

UnionBancorp employees should avoid taking part in transactions involving any of the above circumstances. By "transactions" it means not only making loans, but also approval of overdrafts, accepting checks on uncollected funds, waiving of NSF fees, overdraft or late charges, and waiving the requirement for financial statements or collateral documents. When there is a potential conflict of interest, the transaction should be referred to someone of equal or higher authority.

UnionBancorp, Inc. employees and their immediate families are prohibited from
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knowingly purchasing repossessed assets, including OREO (other real estate
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owned), being sold by UnionBancorp, Inc. and/or its affiliates.
---------------------------------------------------------------

UnionBancorp employees should not accept a directorship of another corporation without approval of the employee's immediate supervisor. Charitable and nonprofit organizations are exceptions to this general requirement. Memberships in such organizations require the completion of a CRA worksheet to be returned to the CRA Officer.

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                                       Policy No.      CE.040
                                       -----------------------------------------

                                       Subject         Director's Code of Ethics
                                       -----------------------------------------

                                       Effective       January 20, 1997
                                       -----------------------------------------

                                       Revised         December 18, 2003
                                       -----------------------------------------



                            DIRECTORS' CODE OF ETHICS

The directors of UnionBancorp and its subsidiaries were elected to serve the needs of the stockholders, the communities and the employees - not to serve the financial needs of directors. Legal, regulatory and ethical considerations make it mandatory that directors avoid most of the conflicts of interest situations outlined in CC .030 for employees. In addition, directors must:

1. Conflicts of Interest. Disclose to the Chairman of the Board of UnionBancorp, Inc. any actual or potential conflicts of interest as soon as the situation arises. (This includes disclosure of any material interest in the business of a borrower, an applicant or other customer. It also includes any gift or monetary offers made for the purpose of influencing a UnionBancorp decision.) Directors are specifically required to divulge all conflict of interest situations to the Chairman and to thereafter abstain from voting (or influencing other votes) regarding the conflict. In addition, directors are not to use pressure or undue influence when discussing pending Company business with officers. Specifically, using undue influence on behalf of kinfolk, business associates, or close friends is prohibited.

2. Arm's Length Transaction. Use only arm's length transaction when buying, selling or leasing assets or services to UnionBancorp. (It is UnionBancorp's policy to contract for assets and services using only arm's length transactions that are in the best interest of UnionBancorp. Directors are asked to honor this policy and to refrain from asking for special consideration as UnionBancorp contracts for assets or services.)

3. Independence. UnionBancorp, Inc. and its subsidiaries' boards of directors consist of inside directors (directors who are also officers) and outside directors (directors who are not officers). Some of our directors have close associations with owners of large blocks of Company stock and others have no such association. Regardless of whether a director is an inside director or an outside director, and regardless of whether a director is associated with blocks of ownership stock or not, once elected to serve on the board of directors each director has a duty of independence. This means that each director, regardless of affiliations, has a legal and ethical duty of speaking, acting, and voting in accordance with the dictates of his or her conscience. Not only is this an ethical duty, it is a regulatory requirement, it is the conduct expected of each director, and it is the conduct that is in the best interests of the Company and its stakeholders.

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                                       Policy No.      CE.050
                                       -----------------------------------------

                                       Subject         Dishonesty
                                       -----------------------------------------

                                       Effective       January 20, 1997
                                       -----------------------------------------

                                       Revised         March 31, 2003
                                       -----------------------------------------



                                   DISHONESTY


Because trust is the cornerstone of UnionBancorp's relationship with its customers, employees must refrain from conduct, which might give even the slightest appearance of dishonesty. Therefore, UnionBancorp employees should not among others:

1. Transfer amounts to or from their personal accounts from or to customers' accounts;

2. Sign customers' names to customer withdrawal slips, documents, drafts, checks or money orders;

3. Be an attorney in fact (Power of Attorney) for a customer who is not a close relative;

Any theft or embezzlement of UnionBancorp customer funds or falsification of records by any employee will subject the employee to disciplinary action. Any employee who has knowledge of any such theft, embezzlement or falsification and fails to report such information to their immediate supervisor or senior management will be subject to disciplinary action.

Written notification of any defalcations will be reported to the appropriate regulators and law enforcement agencies as prescribed by Federal and State regulations.

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                                       Policy No.      CE.060
                                       -----------------------------------------

                                       Subject         Gifts, Fees, Legacies and
                                                       Investments
                                       -----------------------------------------

                                       Effective       January 20, 1997
                                       -----------------------------------------

                                       Revised         December 18, 2003
                                       -----------------------------------------



                      GIFTS, FEES, LEGACIES AND INVESTMENTS

1. Employees should not accept a loan from a customer or supplier. This prohibition does not apply to loans from banks or other financial institutions on customary terms to finance proper credit needs. Key employees must report all their borrowings from other financial institutions to their respective Board of Directors.

2. Employees should not accept a fee for performing any act that UnionBancorp could have performed.

3. It is improper for employees to accept a gift from a customer or from any other person seeking a relationship with UnionBancorp. This rule does not apply to (a) food, refreshments or entertainment at luncheon or business meetings, (b) advertising or promotional material of nominal value, (c) awards from charitable organizations, or (d) gifts of nominal value given on special occasions such as Christmas. (Nominal value is a value that would be within the employee's ability to reciprocate on a personal basis or with a legitimate claim for reimbursement under similar circumstances.)

4. Employees should not sell or lease anything to a customer at a value in excess of its market value nor should he or she purchase or lease anything from a customer at a price below its market value. (Acceptance of discounts or rebates on merchandise is permitted if they are also available to other routine customers of the firm.)

5. An employee should refuse any legacy or bequest from a customer. He or she should also refuse to serve personally as executor, trustee, or guardian of a customer's estate or trust unless the customer is a close relative.

6. Employees should not indirectly perform any act that these rules prohibit directly. For example, it is just as wrong to arrange for a member of the family to receive a gift as it is for the employee to accept the gift directly.

7. Speculative investing such as playing the commodities market, margin buying, short accounts, puts, calls, or combinations are not prudent for employees.

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                                       Policy No.      CE.070
                                       -----------------------------------------

                                       Subject         Outside Employment &
                                                       Business Interests
                                       -----------------------------------------

                                       Effective       January 20, 1997
                                       -----------------------------------------

                                       Revised         December 18, 2003
                                       -----------------------------------------



                     OUTSIDE EMPLOYMENT & BUSINESS INTERESTS


Outside employment and business interests of UnionBancorp employees must be carefully monitored to avoid even the appearance of impropriety. For that reason, outside employment and business interests must be reported to Human Resources immediately. For purposes of this policy, outside employment means any employment (even if no compensation or remuneration of any sort is received) of a UnionBancorp employee other than by the corporation or subsidiary. Outside business interest shall be construed as broadly as possible to include, but not be limited to, any ownership or other financial interest in, or management, direction or control of, any business other than UnionBancorp. Any potential conflict of interest identified by Human Resources regarding outside employment and/or business interests will be reported to the Board of Directors.

The following are examples of the types of outside employment and business interests, which may create potential conflicts of interest and therefore be inappropriate:

         o  Securities/commodities brokerage
         o  Insurance
         o  Practice of law
         o  Accounting/bookkeeping
         o  Financial/estate planning
         o  Investment counseling
         o  Business planning
         o  Debt counseling
         o Any employment or activity in which confidential information is received or a fiduciary relationship is otherwise created
         o Any entity which provides goods or services to the Company or any subsidiary
         o Any entity which provides the same or similar services or products as those provided by the Company or any subsidiary
         o  Any other financial institution

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                                       Policy No.      CE.080
                                       -----------------------------------------

                                       Subject         Political Activity
                                       -----------------------------------------

                                       Effective       January 20, 1997
                                       -----------------------------------------

                                       Revised         December 18, 2003
                                       -----------------------------------------



                               POLITICAL ACTIVITY


UnionBancorp supports the democratic political system as a critical part of its environment. However, written approval must be obtained from the Human Resource Department before accepting nomination or appointment to public office. Additionally, all employees shall annually report all public offices held.

UnionBancorp prohibits the following activities:

1. Any contribution or expenditure of its funds either directly or indirectly to or for the benefit of, use of, in support or in opposition to any political party, candidate, political committee.

2. The use of its premises, equipment or supplies by any political party candidate.

3. The "loaning", temporary assigning or otherwise making available of any of its employees to, or for the use of, any political party, candidate or political committee.

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                                       Policy No.      CE.090
                                       -----------------------------------------

                                       Subject         Recordkeeping
                                       -----------------------------------------

                                       Effective       January 20, 1997
                                       -----------------------------------------

                                       Revised         March 31, 2003
                                       -----------------------------------------



                                  RECORDKEEPING


Attempted bribes will be reported immediately to UnionBancorp's Chief Executive Officer who will inform the holding company Board of Directors. The Chief Executive Officer will then take appropriate action and will keep contemporaneous written records of each case.

Written records will also be kept in the Chief Executive Officer's office of all waivers granted to any portion of this Code of Ethics. Human Resources will keep all compliance certificates on file for a period not less than three years.

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                                       Policy No.      CE.100
                                       -----------------------------------------

                                       Subject         "Soft Dollar" Arrangement
                                       -----------------------------------------

                                       Effective       January 20, 1997
                                       -----------------------------------------

                                       Revised         March 31, 2003
                                       -----------------------------------------



                            "SOFT DOLLAR" ARRANGEMENT


It is the policy of UnionBancorp to discourage all forms of "soft dollar" remuneration. UnionBancorp officers and employees are to avoid the acceptance of "soft dollar" remuneration wherever possible and shall not under any circumstances accept any form of "soft dollar" remuneration having a fair cash value of greater than $100.

For purposes of this policy, "soft dollar" remuneration includes, but is not limited to, gifts of property, meals, trips, entertainment and other non-cash compensation received by a UnionBancorp officer or employee, directly or indirectly, from a securities firm or broker, vendor or other person, firm or entity with whom UnionBancorp contracts for goods or services.


Procedures
----------

1. Quarterly Report. All UnionBancorp officers and employees shall, within ten (10) days after the end of each calendar quarter, report any "soft dollar" remuneration received by them during the preceding quarter. Such report shall identify the party providing the "soft dollar" remuneration, a description thereof, the date provided and its value.

2. Review by Board of Directors. Such report shall be submitted to and reviewed by the respective Board of Directors.

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                                       Policy No.      CE.110
                                       -----------------------------------------

                                       Subject         Undue Influence
                                       -----------------------------------------

                                       Effective       January 20, 1997
                                       -----------------------------------------

                                       Revised         December 18, 2003
                                       -----------------------------------------



                                 UNDUE INFLUENCE


Generally speaking, "undue influence" is any conduct by a person which, considering all of the relevant facts and circumstances, influences, dominates or controls the will of another person (the transferor) and causes him or her to make a disposition of his or her property which he or she otherwise would not have made. Undue influence may take many forms. Most undue influence cases will involve transferors who are elderly or infirm or who have limited mental capabilities. In many cases, the transferee or donee (often a family member or close friend) will be a person who stands in a confidential or fiduciary relationship to the transferor. In such cases, a presumption of undue influence arises.

It is the policy of UnionBancorp that all of its officers and employees shall be especially watchful for situations and transactions in which undue influence may be present.


Procedures
----------

1. Where Undue Influence Is Suspected. In situations where undue influence is suspected, the officer or employee handling the transaction should
         (a) attempt to independently ascertain whether the transferor understands the nature of the transaction and its consequences; (b) before executing or completing the transaction, consult with his or her immediate supervisor; and (c) consult with legal counsel.

2. Report. In all cases in which undue influence is suspected, the officer or employee involved shall promptly prepare a report detailing the relevant facts and circumstances and the action taken. This report shall be transmitted to the security officer.

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                                       Policy No.      CE.120
                                       -----------------------------------------

                                       Subject         Insider Trading
                                       -----------------------------------------

                                       Effective       March 31, 2003
                                       -----------------------------------------

                                       Revised
                                       -----------------------------------------



                                 INSIDER TRADING


It is both unethical and illegal to buy, sell, trade or otherwise participate in transactions involving UnionBancorp, Inc. common stock or other security while in possession of material information concerning UnionBancorp that has not been released to the general public, but which when released may have an impact on the market price of the UnionBancorp, Inc. common stock or other equity security. It is also unethical and illegal to buy, sell, trade or otherwise participate in transactions involving the common stock or other security of any other company while in possession of similar non-public material information concerning such company. Any questions concerning the propriety of participating in a UnionBancorp, Inc. or other company stock or other security transaction should be directed to the UnionBancorp, Inc. Chief Executive Officer or Chief Financial Officer.

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                                       Policy No.      CE.130
                                       -----------------------------------------

                                       Subject         Extension of Credit
                                       -----------------------------------------

                                       Effective       March 31, 2003
                                       -----------------------------------------

                                       Revised         December 18, 2003
                                       -----------------------------------------



                              EXTENSIONS OF CREDIT


UnionBancorp, Inc.'s affiliate banks may extend credit to any executive officer, director, or principal shareholder of UnionBancorp, Inc. only on substantially the same terms as those prevailing for comparable transactions with other persons or that may be available to employees generally as permitted by and in accordance with regulation O of the Board of Governors of the Federal Reserve System.

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                                       Policy No.      CE.140
                                       -----------------------------------------

                                       Subject         Fair Dealing
                                       -----------------------------------------

                                       Effective       March 31, 2003
                                       -----------------------------------------

                                       Revised         December 18, 2003
                                       -----------------------------------------



                                  FAIR DEALING


Each employee, officer and director should undertake to deal fairly with UnionBancorp's customers, suppliers, competitors and employees. Additionally, no one should take advantage of another through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair-dealing practices.

Employees must disclose prior to or at their time of hire the existence of any employment agreement, non-compete or non-solicitation agreement, confidentiality agreement or similar agreement with a former employer that in any way restricts or prohibits the performance of any duties or responsibilities of their positions with UnionBancorp. Copies of such agreements should be provided to Human Resources to permit evaluation of the agreement in light of the employee's position. In no event shall an employee use any trade secrets, proprietary information or other similar property, acquired in the course of his or her employment with another employer, in the performance of his or her duties for or on behalf of UnionBancorp.

UnionBancorp, Inc.'s affiliates are engaged in the business of serving as executor, trustee and guardian of estates of individuals. Employees are encouraged to recommend these services to qualified individuals. Employees may serve as fiduciaries for members of their own families. With respect to any other person, employees should not seek nor accept appointment to any fiduciary or co-fiduciary position without the written approval of the officer in charge of the member trust organization assigned to their geographic areas. Due to the danger of customer misunderstandings, potential liability to UnionBancorp, or its employees, and inherent conflicts of interest, such approval will not normally be given. Employees should not directly or indirectly accept bequests under a will or trust if such bequests have been made to them because of their employment with UnionBancorp.

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                                       Policy No.      CE.150
                                       -----------------------------------------

                                       Subject         Protection and Proper Use
                                                       of UnionBancorp Property
                                       -----------------------------------------

                                       Effective       March 31, 2003
                                       -----------------------------------------

                                       Revised
                                       -----------------------------------------



               PROTECTION AND PROPER USE OF UNIONBANCORP PROPERTY


All employees, officers and directors should protect UnionBancorp's property and assets and ensure their efficient and proper use. Theft, carelessness and waste can directly impact UnionBancorp's profitability, reputation and success. Permitting UnionBancorp property (including data transmitted or stored electronically and computer resources) to be damaged, lost, or used in an unauthorized manner is strictly prohibited. Employees, officers and directors may not use corporate, bank or other official stationary for personal purposes.

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                                       Policy No.      CE.160
                                       -----------------------------------------

                                       Subject         Compliance With Laws,
                                                       Rules and Regulation
                                       -----------------------------------------

                                       Effective       March 31, 2003
                                       -----------------------------------------

                                       Revised
                                       -----------------------------------------



                   COMPLIANCE WITH LAWS, RULES AND REGULATIONS


This Code of Ethics is based on UnionBancorp's policy that all employees, officers and directors comply with the law. While the law prescribes a minimum standard of conduct, this Code of Ethics requires conduct that often exceeds the legal standard.

Certain UnionBancorp business units have policies and procedures governing topics covered by this Code of Ethics. These policies and procedures reflect the special requirements of these business units.

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                                       Policy No.      CE.170
                                       -----------------------------------------

                                       Subject         Reporting of Illegal or
                                                       Unethical Behavior
                                       -----------------------------------------

                                       Effective       March 31, 2003
                                       -----------------------------------------

                                       Revised         December 18, 2003
                                       -----------------------------------------



                   REPORTING OF ILLEGAL OR UNETHICAL BEHAVIOR


All employees, officers and directors are expected to demonstrate the ability to properly manage their personal finances, particularly the prudent use of credit. UnionBancorp recognizes that its customers must have faith and confidence in the honesty and character of its employees, officers and directors. In addition to the importance of maintaining customer confidence, there are specific laws that outline the actions UnionBancorp must take regarding any known, or suspected, crime involving the affairs of UnionBancorp. With regard to financial affairs, the Company must make a criminal referral in the case of any known, or suspected, theft, embezzlement, check/debit card kiting, misapplication or other defalcation involving company funds or personnel in any amount.

Fraud is an element of business that can significantly affect the reputation and success of UnionBancorp. UnionBancorp requires its employees, officers and directors to talk to supervisors, managers or other appropriate personnel to report and discuss any known or suspected criminal activity involving UnionBancorp or its employees. If, during the course of employment, you become aware of any suspicious activity or behavior including concerns regarding questionable accounting or auditing matters, you must report violations of laws, rules, regulations or this Code of Ethics to Human Resources. Reporting the activity will not subject the employee to discipline absent a knowingly false report. All such calls to Human Resources are anonymous and confidential.

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Code of Ethics
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                                       -----------------------------------------

                                       Policy No.      CE.180
                                       -----------------------------------------

                                       Subject         Administration and Waiver
                                                       of Code of Ethics
                                       -----------------------------------------

                                       Effective       March 31, 2003
                                       -----------------------------------------

                                       Revised         December 18, 2003
                                       -----------------------------------------



                   ADMINISTRATION AND WAIVER OF CODE OF ETHICS


This Code of Ethics shall be administered and monitored by the UnionBancorp Human Resource Department. Any questions and further information on this Code of Ethics should be directed to this department.

All managers and direct supervisors are responsible for reviewing this Code of Ethics with their subordinates each time a new edition of the Code of Ethics is published.

It is also the responsibility of Human Resources to reaffirm compliance with this Code of Ethics by all employees and officers, and to obtain a signed certificate that each employee and officer has read and understands the guidelines and will comply with them. The provisions of the Ethics Policy will be included in the UnionBancorp, Inc. Human Resource Policies. The Human Resource Policies will be issued to all new employees and officers at the time of employment and reissued to existing employees and officers from time to time. Employees will be required to sign a receipt form for the Employee Handbook indicating they have read this Code of Ethics and comply with its provisions.

Employees, officers and directors of UnionBancorp are expected to follow this Code of Ethics at all times. Generally, there should be no waivers to this Code of Ethics, however, in rare circumstances conflicts may arise that necessitate waivers. Waivers will be determined on a case-by-case basis by the UnionBancorp, Inc. Human Resource Department with the advice of legal counsel.

However, waivers for directors and executive officers must be determined by the board of directors. For members of the board of directors and executive officers, the board of directors shall have the sole and absolute discretionary authority to approve any deviation or waiver from this Code of Ethics. Any waiver and the grounds for such waiver by directors or executive officers shall be promptly disclosed to stockholders in the UnionBancorp, Inc. Corporation Annual Proxy Statement.

Known or suspected violations of this Code of Ethics will be investigated and may result in disciplinary action up to and including immediate termination of employment.

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                                       -----------------------------------------

                                       Policy No.      CE.190
                                       -----------------------------------------

                                       Subject         Misleading Financial
                                                       Information
                                       -----------------------------------------

                                       Effective       March 31, 2003
                                       -----------------------------------------

                                       Revised
                                       -----------------------------------------



                        MISLEADING FINANCIAL INFORMATION


UnionBancorp will be honest and forthright in all of its financial reporting. We will use generally accepted accounting procedures (GAAP) to account for all transactions. We will then use the resulting accounting data to prepare financial reports that are as accurate as we can make them. No one associated with this company is authorized to slant this financial data in ways that might mislead a third party into believing the Company's financial situation is better than it actually is.

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                                       -----------------------------------------

                                       Policy No.      CE.200
                                       -----------------------------------------

                                       Subject         Special Rules That Apply
                                                       to Investment Officers
                                       -----------------------------------------

                                       Effective       March 31, 2003
                                       -----------------------------------------

                                       Revised
                                       -----------------------------------------



                 SPECIAL RULES THAT APPLY TO INVESTMENT OFFICERS


Anyone making investments on behalf of the Company is prohibited from taking advantage of the special circumstances associated with this duty. Specifically, an investment officer is prohibited from buying securities for his or her own account through dealers from which he or she buys securities for the Company's account. The investment officer is also prohibited from accepting gifts, entertainment, free travel, and so forth from a securities dealer or from employees who work for a securities firm. If the investment officer is ever approached with a deal that would benefit him or her personally, he or she must immediately report the circumstances to the president and the chairperson of the board and stop placing investment orders through that firm. (Exhibit 2A.2 following this policy contains a statement that the Company requires its investment officers to sign.)

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Code of Ethics
--------------------------------------------------------------------------------


                                       -----------------------------------------

                                       Policy No.      CE.210
                                       -----------------------------------------

                                       Subject         Senior Financial Officers
                                                       Code of Ethics
                                       -----------------------------------------

                                       Effective       March 31, 2003
                                       -----------------------------------------

                                       Revised
                                       -----------------------------------------



                            SENIOR FINANCIAL OFFICERS
                                 CODE OF ETHICS


GENERAL PHILOSOPHY

The honesty, integrity and sound judgment of senior financial officers is fundamental to the reputation and success of UnionBancorp. While all employees, officers, and directors are required to adhere to the UnionBancorp, Inc. Code of Ethics, the professional and ethical conduct of senior financial officers (Chief Financial Officer, Controller and Chief Investment Officer) is essential to the proper function and success of UnionBancorp as a leading financial services provider.

SENIOR FINANCIAL OFFICERS CODE OF ETHICS

To the best of their knowledge and ability, senior financial officers of UnionBancorp performing accounting, auditing, financial management or similar functions must:

o Act with honesty and integrity, avoid actual or apparent conflicts of interest in personal and professional relationships.
o Provide colleagues with information that is accurate, complete, objective, relevant, timely and understandable.
o Comply with applicable laws, rules and regulations of federal, state, and local governments (both United States and foreign) and other appropriate private and public regulatory agencies.
o Act in good faith, with due care, competence and diligence, without misrepresenting material facts or allowing independent judgment to be subordinated.
o Respect the confidentiality of information acquired in the course of employment.
o Share knowledge and maintain skills necessary and relevant to UnionBancorp's needs.
o Proactively promote ethical and honest behavior within the UnionBancorp environment.
o Assure responsible use of and control of all assets, resources and information of UnionBancorp.

All senior financial officers are expected to adhere to both the UnionBancorp, Inc. Code of Ethics and the Code of Ethics for Senior Financial Officers at all times. The board of directors shall have the sole and absolute discretionary authority to approve any deviation or waiver from the Code of Ethics for Senior Financial Officers. Any waiver and the grounds for such waiver for a senior financial officer shall be promptly disclosed through a filing with the Securities and Exchange Commission on Form 8-K. Additionally, any change of this Code of Ethics for senior financial officers shall be promptly disclosed to stockholders.

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Code of Ethics
--------------------------------------------------------------------------------


                          Employee Acknowledgement Form


I have received a copy of the UnionBancorp Code of Ethics. After having read the Code, I certify that:

1. I have not directly, or indirectly through my family (a) made any personal investment based on insider information, (b) otherwise acted on insider information contrary to the UnionBancorp policy statement,
         (c) accepted any gifts or entertainment, or (d) accepted any fees or other remuneration, (e) borrowed from a UnionBancorp customer or supplies, (f) sold or leased assets to or purchased or leased assets from a customer under other than an arm's length transaction, or (g) accepted any bequest, legacy, or fiduciary appointment except as follows:



2. I do not hold a position as director, officer, partner or any other official position in any business or professional enterprise except as follows:



3.       I am not engaged in any outside employment except as follows:



4. Neither I, nor any member of my immediate family, is engaged in any activity, which may reasonably be deemed in conflict with this Code of Ethics except as follows:




----------------------------------                  ----------------------------
Employee Signature                                  Date


----------------------------------
Employee Name (Typed or Printed)


This form must be signed and returned to the Human Resource Department.


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--------------------------------------------------------------------------------


Conflicts of Interest:
Investment Officer Code of Conduct Statement

Based on instructions I have received from the board of directors, I understand that I am prohibited from buying securities for my own account using dealers through which I buy securities for the company's account.

I also understand that I may not accept gifts, entertainment, free travel, etc., from a securities dealer or employees of a securities firm, directly or indirectly. If I am ever offered a bribe or approached with a deal that would benefit me personally, I will immediately report the circumstances of the offer to the president and the chairperson of the board, and I will immediately stop placing investment orders through that firm.

A signed copy of this statement will be forwarded to each of the securities firms with which the company deals so that the salespeople of the firm will be explicitly on notice that I am not to be approached with gifts, gratuities, or unethical deals.



----------------------------------                  ----------------------------
Investment Officer Signature                        Date



----------------------------------
Investment Officer Name (Typed or Printed)


This form must be signed and returned to the Human Resource Department.


                                       29